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                                                                    EXHIBIT 10.9

                                    FORM OF

                           INDEMNIFICATION AGREEMENT
                           -------------------------


     THIS INDEMNIFICATION AGREEMENT is entered into as of this _____ day of _________________, 199__, by and between COMPASS INTERNATIONAL SERVICES CORPORATION, a Delaware corporation (the "Company"), and
_________________________ ("Indemnitee").

                                    RECITALS

     A. The Company is aware that because of the increased exposure to litigation costs and risks resulting from their service to such corporations, talented and experienced persons are increasingly reluctant to serve or continue serving as directors or officers of corporations unless they are protected by comprehensive liability insurance and indemnification.

     B. The statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous, or conflicting, and therefore fail to provide such directors and officers with adequate guidance regarding the proper course of action.

     C. The Company believes that it is fair and proper to protect the Company's directors and officers, and the directors and officers of the Company's subsidiaries, from the risk of judgments, settlements and other expenses which may occur as a result of their service to the Company, even in cases in which such persons received no personal profit or were not otherwise culpable.

     D. The Board of Directors of the Company (the "Board") has concluded that, to retain and attract talented and experienced individuals to serve as officers and directors of the Company and its subsidiaries and to encourage such individuals to take the business risks necessary for the success of the Company and its subsidiaries, the Company should contractually indemnify its officers and directors, and the officers and directors of its subsidiaries, in connection with claims against such officers and directors in connection with their services to the Company and its subsidiaries, and has further concluded that the failure to provide such contractual indemnification could be detrimental to the Company, its subsidiaries and shareholders.

     NOW, THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

     1.  Definitions.
         -----------

         (a) Agent. "Agent" means any person who is or was a director, officer, employee or other agent of the Company or a subsidiary of the Company; or is or was serving at the request of, for the convenience of, or to represent the interests of, the
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     Company or a subsidiary of the Company as a director, officer, employee or agent of another entity or enterprise; or was a director, officer, employee or agent of a predecessor corporation of the Company or a Subsidiary of the Company, or was a director, officer, employee or agent of another enterprise at the request of, for the convenience of, or to represent the interests of such predecessor corporation.

          (b) Expenses. "Expenses" means all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys' fees, costs of investigation and related disbursements) incurred by the Indemnitee in connection with the investigation, settlement, defense or appeal of a claim or Proceeding covered hereby or establishing or enforcing a right to indemnification under this Agreement.

          (c) Proceeding. "Proceeding" means any threatened, pending, or completed claim, suit or action, whether civil, criminal, administrative, investigative or otherwise.

          (d) Subsidiary. "Subsidiary" means any corporation of which more than 10% of the outstanding voting securities is owned directly or indirectly by the Company, and one or more other Subsidiaries, taken as a whole.

     2.   Maintenance of Liability Insurance.
          ----------------------------------

          (a) The Company hereby covenants and agrees with Indemnitee that, so long Indemnitee shall continue to serve as an Agent of the Company and thereafter so long as the Indemnitee shall be subject to any claim or Proceeding by reason of the fact that Indemnitee was an Agent of the Company or in connection with Indemnitee's acts as such an Agent, the Company, subject to Section 2(b), shall obtain and maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") in reasonable amounts as the Board of Director shall determine from established and reputable insurers, but no less than the amounts currently in effect on the date hereof. In all policies of D&O Insurance, Indemnitee shall be named as an insured.

          (b) Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that the premium costs for such insurance are (i) disproportionate to the amount of coverage provided after giving effect to exclusions, and (ii) substantially more burdensome to the Company than the premiums now paid by the Company.

     3. Mandatory Indemnification. The Company shall defend, indemnify and hold harmless Indemnitee:

          (a) Third Party Actions. If Indemnitee is a person who was or is a party or is threatened to be made a party to any Proceeding (other than an action by or in the right of the Company) by reason of the fact that Indemnitee is or was an Agent of the Company, or by reason of anything done or not done by Indemnitee in any such

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     capacity, against any and all Expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) incurred by him in connection with the investigation, defense, settlement or appeal of such Proceeding, so long as the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal action or Proceeding, had reasonable cause to believe his conduct was not unlawful.

          (b) Derivative Actions. If Indemnitee is a person who was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Company by reason of the fact that he is or was an Agent of the Company, or by reason of anything done or not done by him in any such capacity, against any amounts paid in settlement of any such Proceeding and all other Expenses incurred by him in connection with the investigation, defense, settlement or appeal of such Proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification under this subsection shall be made, and Indemnitee shall repay all amounts previously advanced by the Company, in respect of any claim, issue or matter for which such person is judged in a final, non-appealable decision to be liable to the Company by a court of competent jurisdiction due to willful misconduct in the performance of his duties to the Company, unless and only to the extent that the court in which such Proceeding was brought shall determine that Indemnitee is fairly and reasonably entitled to indemnity.

          (c) Actions Where Indemnitee Is Deceased. If Indemnitee is a person who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he is or was an Agent of the Company, or by reason of anything done or not done by him in any such capacity, and prior to, during the pendency of, or after completion of, such Proceeding, the Indemnitee shall die, then the Company shall defend, indemnify and hold harmless the estate, heirs and legatees of the Indemnitee against any and all Expenses and liabilities incurred by or for such persons or entities in connection with the investigation, defense, settlement or appeal of such Proceeding on the same basis as provided for the Indemnitee in Sections 3(a) and 3(b) above.

The Expenses and liabilities covered hereby shall be net of any payments by D&O Insurance carriers or others.

     4. Partial Indemnification. If Indemnitee is found under Section 3(b), 7 or 10 hereof not to be entitled to indemnification for all of the Expenses relating to a Proceeding, the Company shall indemnify the Indemnitee for any portion of such Expenses not specifically precluded by the operation of such
Section 3(b), 7 or 10.

     5. Mandatory Advancement of Expenses. Until a determination to the contrary under Section 7 hereof is made, and unless the provisions of Section 10 apply, the Company shall advance all Expenses incurred by Indemnitee in connection with the investigation, defense,

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settlement or appeal of any Proceeding to which Indemnitee is a party or is threatened to be made a party covered by the indemnification in Section 3 hereof. If required by law, as a condition to such advances, Indemnitee shall, at the request of the Company, undertake in a manner satisfactory to the Company to repay such amounts advanced if it shall ultimately be determined by a final order of a court that Indemnitee is not entitled to be indemnified by the Company by the terms hereof or under applicable law. Subject to Section 6 hereof, the advances to be made hereunder shall be paid by the Company to Indemnitee within 20 days following delivery of a written request by Indemnitee to the Company, which request shall be accompanied by vouchers, invoices and similar evidence documenting the amounts requested.

     6.   Indemnification Procedures.
          --------------------------

          (a) Promptly after receipt by Indemnitee of notice of the commencement or threat of any Proceeding covered hereby, Indemnitee shall notify the Company of the commencement or threat thereof, provided that any failure to so notify shall not relieve the Company of any of its obligations hereunder, except to the extent that such failure or delay increases the liability of the Company hereunder.

          (b) If, at the time of the receipt of a notice pursuant to Section 6(a) above, the Company has D&O Insurance in effect, the Company shall give prompt notice of the Proceeding to its insurers in accordance with the procedures set forth in the applicable policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay all amounts payable as a result of such Proceeding in accordance with the terms of such policies, and the Indemnitee shall not take any action (by waiver, settlement or otherwise) which would adversely affect the ability of the Company to obtain payment from its insurers.

          (c) If the Company shall be obligated to pay the Expenses of Indemnitee, the Company shall assume the defense (with counsel reasonably acceptable to Indemnitee, approval thereof not to be unreasonably withheld) of the Proceeding to which the Expenses relate and shall deliver a notice of assumption to the Indemnitee. The Company will not be liable to Indemnitee under this Agreement for any fees of counsel incurred after delivery of such notice with respect to such Proceeding or any costs of settlement not approved in advance in writing by the Company, provided that
     (i) Indemnitee shall have the right to employ his own counsel in any such Proceeding at Indemnitee's expense, and (ii) if (1) the employment of counsel by Indemnitee has been previously authorized by the Company, (2) the Indemnitee shall have provided the Company with an opinion of counsel stating that there is a strong argument that a conflict of interest exists between the Company and Indemnitee in the conduct of any such defense, or
     (3) the Company shall not have assumed the defense of such Proceeding, the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

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     7.   Determination of Right to Indemnification.
          -----------------------------------------

          (a) To the extent Indemnitee has been successful on the merits or otherwise in defense of any Proceeding, claim, issue or matter covered hereby, the Indemnitee need not repay any of the Expenses advanced in connection with the investigation, defense or appeal of such Proceeding.

          (b) If Section 7(a) is inapplicable, the Company shall remain obligated to indemnify Indemnitee, and the Indemnitee need not repay Expenses previously advanced, unless the Company, by motion before a court of competent jurisdiction, obtains a preliminary or permanent relief suspending or denying the obligation to advance or indemnification for Expenses.

          (c) Notwithstanding a determination by a court that the Indemnitee is not entitled to indemnification with respect to a specific Proceeding, Indemnitee shall have the right to apply to the Court of Chancery of Delaware for the purpose of enforcing the Indemnitee's right to indemnification pursuant to this Agreement.

          (d) Notwithstanding any other provision in this Agreement to the contrary, the Company shall indemnify Indemnitee against all Expenses incurred by the Indemnitee in connection with any Proceeding under Section 7(b) or 7(c) and against all Expenses incurred by Indemnitee in connection with any other Proceeding between the Company and Indemnitee involving the interpretation or enforcement of the rights of the Indemnitee under this Agreement unless a court of competent jurisdiction finds that the material claims and/or defenses of Indemnitee in any such Proceeding were frivolous or made in bad faith.

     8. Certificate of Incorporation and By-Laws. The Company agrees that the Amended and Restated Certificate of Incorporation and By-laws of the Company in effect on the date hereof shall not be amended to reduce, limit, hinder or delay
(i) the rights of Indemnitee granted hereby or (ii) the ability of the Company to indemnify Indemnitee as required hereby. The Company further agrees that it shall exercise the powers granted to it under its Amended and Restated Certificate of Incorporation, its By-laws and applicable law to indemnify any Indemnitee to the fullest extent possible as required hereby.

     9. Witness Expenses. The Company agrees to reimburse Indemnitee for all Expenses, including attorneys' fees and travel costs, incurred by Indemnitee in connection with being a witness, or if Indemnitee is threatened to be made a witness, with respect to any Proceeding, by reason of his serving or having served as an Agent of the Company.

     10. Exceptions. Notwithstanding any other provision herein to the contrary, the Company shall not be obligated pursuant to the terms of this
Agreement:

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          (a)  Claims Initiated by Indemnitee.  To indemnify or advance Expenses to Indemnitee with respect to Proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense (other than Proceedings brought to establish or enforce a right to indemnification under this Agreement or the provisions of the Company's Amended and Restated Certificate of Incorporation or By-laws unless a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such Proceeding were not made in good faith or were frivolous).

          (b) Unauthorized Settlements. To indemnify Indemnitee under this Agreement for any amounts paid in settlement of a Proceeding covered hereby without the prior written consent of the Company to such settlement.

     11. Non-exclusivity. This Agreement is not the exclusive arrangement between the Company and Indemnitee regarding the subject matter hereof and shall not diminish or affect any other rights which Indemnitee may have under any provision of law, the Company's Amended and Restated Certificate of Incorporation or By-laws, under other agreements, or otherwise.

     12. Continuation After Term. Indemnitee's rights hereunder shall continue after Indemnitee has ceased acting as a director or Agent of the Company and the benefits hereof shall inure to the benefit of the heirs, executors and administrators of Indemnitee.

     13. Interpretation of Agreement. This Agreement shall be interpreted and enforced so as to provide indemnification to Indemnitee to the fullest extent now or hereafter permitted by law.

     14. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, (i) the validity, legality and enforceability of the remaining provisions of the Agreement shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement shall be construed or altered by the court so as to remain enforceable and to provide Indemnitee with as many of the benefits contemplated hereby as are permitted under law.

     15. Counterparts, Modification and Waiver. This Agreement may be signed in counterparts. This Agreement constitutes a separate agreement between the Company and Indemnitee and may be supplemented or amended as to Indemnitee only by a written instrument signed by the Company and Indemnitee, with such amendment binding only the Company and Indemnitee. All waivers must be in a written document. No waiver of any of the provisions of this Agreement shall be implied by the conduct of the parties. A waiver of any right hereunder shall not constitute a waiver of any other right hereunder.

     16. Notices. All notices, demands, consents, requests, approvals and other communications required or permitted hereunder shall be in writing and shall be deemed to have been properly given if hand delivered (effective upon receipt or when refused), or if sent by a

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courier freight prepaid (effective upon receipt or when refused), in the case of the Company, at the addresses listed below, and in the case of Indemnitee, at Indemnitee's address of record at the office of the Company, or to such other addresses as the parties may notify each other in writing.

          To Company:     Compass International Services Corporation
                          ____________________
                          _________
                          ___________, _________  XXXXX
                          Attention: Chief Executive Officer

          with a copy to: Katten Muchin & Zavis
                          525 West Monroe Street, Suite 1600
                          Chicago, Illinois 60661-3693
                          Attention: Marguerite M. Elias, Esq.

     17. Evidence of Coverage. Upon request by Indemnitee, the Company shall provide evidence of the liability insurance coverage required by this Agreement. The Company shall promptly notify Indemnitee of any change in the Company's D&O Insurance coverage.

     18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the application of the laws of the State of Delaware regarding conflicts of laws.

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     IN WITNESS WHEREOF, the parties hereto have entered into this
Indemnification Agreement effective as of the date first above written.

                              COMPASS INTERNATIONAL SERVICES
                                CORPORATION


                              By:  _____________________________
                              Its: _____________________________

ATTEST:


___________________________
Secretary
                                    AGREED AND ACCEPTED:

                                    INDEMNITEE:


                                    ______________________________


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